-------------------------------------------------------------------------------
                                    COLONIAL

                                  INTERMARKET

                                     INCOME

                                    TRUST I
-------------------------------------------------------------------------------
                                 ANNUAL REPORT
                               NOVEMBER 30, 1997

                 COLONIAL INTERMARKET INCOME TRUST I HIGHLIGHTS
                      DECEMBER 1, 1996 - NOVEMBER 30, 1997

INVESTMENT OBJECTIVE: Colonial InterMarket Income Trust I seeks as high a level of current income and total return as is consistent with prudent risk, by diversifying investments primarily in U.S. and foreign government and lower-rated corporate debt securities.

 THE FUND IS DESIGNED TO OFFER:
* Potential for higher, more consistent income
* Diversification to help reduce risk and improve price stability
* Monthly distributions to help meet your financial needs

PORTFOLIO MANAGER COMMENTARY: "The continued moderate growth of the U.S. economy without any significant inflation led to strong performance in the U.S. Government and high yield corporate bond sectors, especially during the last six months. By increasing our exposure to these sectors, and reducing holdings in more volatile foreign government bonds, the Fund provided shareholders with
attractive returns."                                            - Carl Ericson

                COLONIAL INTERMARKET INCOME TRUST I PERFORMANCE

         Distributions declared per share   $0.977
-------------------------------------------------------------------------------
         12-month total return, assuming
         reinvestment of all distributions
         * NAV                               8.71%
         * Market Price                     12.62%
-------------------------------------------------------------------------------
         Price per share
         * NAV                              $11.45
         * Market Price                     $10.94




                                          GOVERNMENT BREAKDOWN
SECURITIES BREAKDOWN                      TOP FIVE FOREIGN COUNTRIES
(as of 11/30/97)                          (as of 11/30/97)
-----------------------------------       -------------------------------------
1. High yield corporate ..... 43.6%       1. United Kingdom ............. 5.3%
2. U.S. government .......... 25.7%       2. Australia .................. 4.7%
3. Foreign government ....... 22.2%       3. Denmark .................... 2.8%
4. Other ....................  8.5%       4. Sweden ..................... 2.2%
                                          5. Poland ..................... 2.1%

Securities breakdown and country weightings are calculated as a percentage of total unaudited net assets.

Because the Trust is actively managed, there can be no guarantee the Trust will continue to maintain these country weightings or invest in these sectors in the future.

                              PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

[Photo of Harold W. Cogger]

I am pleased to present your Fund's annual report for the 12 months ended November 30, 1997.

During the first half of the year, concerns that continued strong economic growth would lead to renewed inflation caused the Federal Reserve Board to raise short-term rates in a preemptive strike. As expected, this had a negative effect on bond prices, especially in the U.S. government sector. U.S. bonds rallied in the second half of the year, however, as there were no signs of increased inflation and investors moved to bonds in response to October's stock market volatility. By the end of November, prices of the long Treasury bond were at a 12-month high.

High yield corporate bonds benefited from the stronger stock market in the first half of the year, but underperformed Treasurys later in the year as the stock market became more volatile. Bonds issued by foreign governments have been increasingly volatile toward year end due to currency instability overseas.

In the months to come, moderate economic growth and low inflation should mean continued improvement for U.S. Treasury and high yield corporate bonds. The foreign bond markets may remain volatile due to further currency instability. Your Fund will continue to carefully manage its holdings in order to keep providing shareholders with income generated by well-researched investments.

We look forward to updating you on the Fund's performance six months from now, in the semiannual report.

Respectfully,

/s/ Harold W. Cogger

Harold W. Cogger
President
January 9, 1998

Because market conditions change frequently, there can be no assurance that the trends described here will continue.

                              INVESTMENT PORTFOLIO
                        NOVEMBER 30, 1997 (IN THOUSANDS)

BONDS & NOTES - 91.5%
---------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - 43.6%                PAR       VALUE
---------------------------------------------------------------------------
CONSTRUCTION - 0.4%
BUILDING CONSTRUCTION
Kevco, Inc.,
                          10.375%     12/01/07 (a)(b)    $    500  $    504
                                                                   --------
---------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 0.8%
FINANCIAL SERVICES
U.S. Timberlands,
                           9.625%     11/15/07              1,000     1,022
                                                                   --------

---------------------------------------------------------------------------
MANUFACTURING - 18.1%
CHEMICALS & ALLIED PRODUCTS - 3.0%
Hydrochem Industrial Services,
                          10.375%     08/01/07                490       507
LaRoche Industries, Inc.,
                           9.500%     09/15/07(b)           1,000       982
PCI Chemicals Canada, Inc.,
                           9.250%     10/15/07(b)(c)          250       246
Sterling Chemicals, Inc.,
                          11.750%     08/15/06              1,500     1,613
Texas Petrochemical Corp.,
                          11.125%     07/01/06                400       432
                                                                   --------
                                                                      3,780
                                                                   --------
ELECTRONIC & ELECTRICAL EQUIPMENT - 1.9%
Amphenol Corp.,
                           9.875%     05/15/07                250       263
Delco Remy International, Inc.,
                          10.625%     08/01/06(b)             400       433
Unisys Corp.,
                          11.750%     10/15/04              1,500     1,706
                                                                   --------
                                                                      2,402
                                                                   --------
FABRICATED METAL - 1.7%
Euramax International, PLC,
                          11.250%     10/01/06(d)           2,000     2,165
                                                                   --------
Food & Kindred Products - 1.0%
Chiquita Brands International, Inc.,
                          10.250%     11/01/06                750       817
Windy Hill Pet Food Co.,
                           9.750%     05/15/07                400       412
                                                                   --------
                                                                      1,229
                                                                   --------
MACHINERY & COMPUTER EQUIPMENT - 0.7%
IMO Industries, Inc.,
                          11.750%     05/01/06                750       834
                                                                   --------
MEASURING & ANALYZING INSTRUMENT - 0.4%
Intertek Finance, PLC,
                          10.250%     11/01/06                500       525
                                                                   --------
MISCELLANEOUS MANUFACTURING - 5.3%
AEI Holding Co.,
                          10.000%     11/15/07(b)             500       509
Climachem, Inc.,
                          10.750%     12/01/07(b)             500       512
Coleman Escrow Corp.,
                             (e)      05/15/01              1,000       630
Dade International, Inc.,
                          11.125%     05/01/06                750       834
Insilco Corp.,
                          10.250%     08/15/07                300       313
Keystone Consolidated Industries, Inc.,
                           9.625%     08/01/07(b)             500       509
Polymer Group, Inc.,
                           9.000%     07/01/07              1,000       980
Shop Vac Corp.,
                          10.625%     09/01/03              1,500     1,628
Werner Holdings,
                          10.000%     11/15/07(b)             750       765
                                                                   --------
                                                                      6,680
                                                                   --------
PAPER PRODUCTS - 1.0%
Riverwood International Corp.,
                          10.625%     08/01/07              1,000     1,035
Stone Container Corp. Units,
                          12.250%     04/01/02(f)             250       259
                                                                   --------
                                                                      1,294
                                                                   --------
PETROLEUM REFINING - 0.2%
Benton Oil & Gas Co.,
                           9.375%     11/01/07(b)             300       304
                                                                   --------
PRIMARY METAL - 1.4%
Algoma Steel, Inc.,
                          12.375%     07/15/05              1,500     1,747
                                                                   --------
RUBBER & PLASTIC - 1.1%
Burke Industries, Inc.,
                          10.000%     08/15/07(b)             300       310

Portola Packaging, Inc.,
                          10.750%     10/01/05              1,000     1,045
                                                                   --------
                                                                      1,355
                                                                   --------
TRANSPORTATION EQUIPMENT - 0.4%
Aftermarket Technology Corp.,
Series B,
                          12.000%     08/01/04                430       477
                                                                   --------

---------------------------------------------------------------------------
MINING & ENERGY - 2.5%
OIL & GAS EXTRACTION - 1.5%
Falcon Drilling Co., Inc.,
 Series B,
                           8.875%     03/15/03                250       264
Forcenergy, Inc.,
                           9.500%     11/01/06                550       579
Mariner Energy Corp.,
                          10.500%     08/01/06              1,000     1,047
                                                                   --------
                                                                      1,890
                                                                   --------
OIL & GAS FIELD SERVICES - 1.0%
Magnum Hunter Resources, Inc.,
                          10.000%     06/01/07(b)             750       767
Parker Drilling Corp.,
                           9.750%     11/15/06                500       540
                                                                   --------
                                                                      1,307
                                                                   --------

---------------------------------------------------------------------------
RETAIL TRADE - 2.0%
FOOD STORES
Friendly Ice Cream,
                          10.500%     12/01/07                500       506
Pathmark Stores, Inc.,
                           9.625%     05/01/03              1,000       990
Shoppers Food Warehouse Corp.,
                           9.750%     06/15/04(b)           1,000     1,015
                                                                   --------
                                                                      2,511
                                                                   --------

---------------------------------------------------------------------------
SERVICES - 6.1%
AMUSEMENT & RECREATION - 2.8%
Harvey Casinos Resorts,
                          10.625%     06/01/06              1,250     1,369
Hollywood Park, Inc.,
                           9.500%     08/01/07(b)             500       530
Horseshoe Gaming, LLC,
                           9.375%     06/15/07              1,500     1,549
                                                                   --------
                                                                      3,448
                                                                   --------
BUSINESS SERVICES - 1.2%
AmeriServe Food Co.,
                          10.125%     07/15/07(b)             500       517
DecisionOne Corp.,
                           9.750%     08/01/07                500       513
Pierce Leahy Corp.,
                          11.125%     07/15/06                455       514
                                                                   --------
                                                                      1,544
                                                                   --------
HEALTH SERVICES - 1.0%
Graham Field Health,
                           9.750%     08/15/07(b)             490       510
Teligent, Inc.,
                          11.500%     12/01/07                750       750
                                                                   --------
                                                                      1,260
                                                                   --------
HOTELS, CAMPS & LODGING - 1.1%
Eldorado Resorts Corp.,
                          10.500%     08/15/06                300       328
HMH Properties, Inc.,
                           9.500%     05/15/05              1,000     1,050
                                                                   --------
                                                                      1,378
                                                                   --------

---------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC, GAS & SANITARY SERVICES - 13.7% AIR TRANSPORTATION - 1.4%
Continental Airlines, Inc.,
                           9.500%     12/15/01                325       338
ValueJet Airlines, Inc.,
                          10.500%     04/15/01              1,500     1,477
                                                                   --------
                                                                      1,815
                                                                   --------
BROADCASTING - 2.6%
Allbritton Communications Co.,
                          11.500%     08/15/04              1,500     1,571
NWCG Holding Corp.,
                             (e)      06/15/99                660       599
Young Broadcasting Corp.,
                          10.125%     02/15/05              1,000     1,050
                                                                   --------
                                                                      3,220
                                                                   --------
CABLE - 0.8%
Comcast UK Cable Partners Ltd.,
stepped coupon, (11.200% 11/15/00)
                             (g)      11/15/07(d)           1,250       994
                                                                   --------
COMMUNICATIONS - 2.9%
BTI Telecom Corp.,
                          10.500%     09/15/07(b)             500       498
Intermedia Communications, Inc.,
stepped coupon, (11.250% 07/15/02)
                             (g)      07/15/07              1,000       685
Metrocall, Inc.,
                           9.750%     11/01/07(b)             750       746
Metronet Communications-Units,
                          12.000%     08/15/07(b)(h)          250       282
Northland Cable,
                          10.250%     11/15/07(b)             250       257
RCN Corp.,
stepped coupon, (11.125% 10/15/02)
                             (g)      10/15/07(b)             750       435
Sprint Spectrum, L.P.,
stepped coupon, (12.500% 08/15/01)
                             (g)      08/15/06              1,000       780
                                                                   --------
                                                                      3,683
                                                                   --------
ELECTRIC, GAS & SANITARY SERVICES - 0.6%
Allied Waste Industries, Inc.,
stepped coupon, (11.300% 06/01/02)
                             (g)      06/01/07(b)           1,000       690
                                                                   --------
GAS SERVICES - 2.0%
California Energy Co. Inc.,
                           9.875%     06/30/03              1,250     1,361
HS Resources, Inc.,
                           9.250%     11/15/06                400       411
Petsec Energy, Inc.,
                           9.500%     06/15/07(b)             750       769
                                                                   --------
                                                                      2,541
                                                                   --------
SANITARY SERVICES - 0.4%
Allied Waste North America, Inc.,
                          10.250%     12/01/06                500       545
                                                                   --------
TELECOMMUNICATION - 2.4%
Brooks Fiber Properties, Inc.,
stepped coupon, (10.875% 03/01/01)
                             (g)      03/01/06                500       411
Clearnet Communications,
stepped coupon, (14.750% 12/15/00)
                             (g)      12/15/05                750       565

ICG Holding, Inc.,
stepped coupon, (13.500% 09/15/00)
                             (g)      09/15/05              1,500     1,193
Nextel Communications, Inc.,
stepped coupon,   (9.750% 02/15/99)
                             (g)      08/15/04              1,000       863
                                                                   --------
                                                                      3,032
                                                                   --------
TRANSPORTATION SERVICES - 0.6%
Williams Scotsman, Inc.,
                           9.875%     06/01/07                750       780
                                                                   --------
TOTAL CORPORATE FIXED-INCOME
BONDS & NOTES (cost of $52,432)                                      54,956
                                                                   --------

FOREIGN GOVERNMENT & AGENCY
OBLIGATIONS - 22.2%                          CURRENCY
---------------------------------------------------------------------------
Kingdom of Denmark,
                           8.000%     03/15/06       DK    20,800     3,520
Mexican Brady Bonds,
                           6.250%     12/31/19(i)             700       568
Mexican Global Bonds,
                           9.750%     02/06/01(i)           1,415     1,475
Ministry Finance Russia Government Bonds,
                           9.000%     03/25/04(j)    DM     2,100     1,160
Republic of Argentina,
                          11.250%     04/10/06(k)    DM     1,200       741
Republic of Poland (Brady):
Past Due Interest, stepped coupon,
(5.000% 10/27/98)          4.000%     10/27/14(l)           1,600     1,354
                           6.688%     10/27/24(m)           1,320     1,252
Spanish Government Bonds,
                          10.000%     02/28/05       SP   290,000     2,446
Swedish Government Bonds,
                          13.000%     06/15/01       SK    17,900     2,832
Treasury Corp. of Victoria:
                          10.250%     11/15/06       A$     3,360     2,886
                          12.500%     10/15/03       A$     3,330     2,968
United Kingdom Treasury:
                           9.000%     08/06/12       UK       980     2,042
                          10.000%     02/26/01       UK     1,460     2,672
                          10.000%     09/08/03       UK     1,050     2,044
                                                                   --------
TOTAL FOREIGN GOVERNMENT & AGENCY
OBLIGATIONS (cost of $27,888)                                        27,960
                                                                   --------

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 25.7%                  PAR     VALUE
---------------------------------------------------------------------------
Government National Mortgage Association:
                           9.000%         2016              1,756     1,903
                          10.500%           -5                261       295
                          11.000%           -1              1,170     1,349
                                                                   --------
                                                                      3,547
                                                                   --------
U.S. Treasury Bonds:
                           8.750%     05/15/17(n)           1,790     2,320
                          11.625%     11/15/04(n)(o)       13,801    18,241
                          12.000%     08/15/13(n)           3,944     5,770
                                                                   --------
                                                                     26,331
                                                                   --------
U.S. Treasury Notes,
                          11.875%     11/15/03(n)           1,940     2,515
                                                                   --------
TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (cost of $31,607)                                        32,393
                                                                   --------
TOTAL BONDS & NOTES (cost of $111,927)                              115,309
                                                                   --------

COMMON STOCKS - 0.0%                                                 SHARES
---------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 0.0%
Motor Freight & Warehousing
St. Johnsbury Trucking Co.(p)(q)                               16       (r)
Sun Carriers, Inc. (p)(q)                                                 1
                                                                   --------
                                                                          1
                                                                   --------
TOTAL COMMON  STOCKS (cost of $180)                                       1
                                                                   --------

PREFERRED STOCKS - 2.5%
---------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 0.2%
Depository Institutions
California Federal Preferred Capital, Inc.,
9.125%, Series A                                                9       225
                                                                   --------

---------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 2.3%
COMMUNICATIONS - 2.1%
EchoStar Communications Corp., 12.125% (b)                    (r)       257
Nextel Communications, Inc.,
13.000%, PIK (b)                                                1     1,138
Time Warner, Inc.,
10.250%, Series M                                               1     1,228
                                                                   --------
                                                                      2,623
                                                                   --------
Electric Services - 0.2%
PriMedia, Inc.,
9.200% (b)                                                      3       299
                                                                   --------
TOTAL PREFERRED  STOCKS (cost of $2,996)                              3,147
                                                                   --------

WARRANTS - 0.0% (p)
---------------------------------------------------------------------------
PUBLIC ADMINISTRATION - 0.0%
GENERAL GOVERNMENT
Mexican Government Rights W/Series A&B,
(expires 06/30/03)(q)                                         700       (r)
                                                                   --------

---------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 0.0%
COMMUNICATIONS
Clearnet Communications, Inc.,
 (expires 09/15/05)                                             2        22
                                                                   --------
TOTAL WARRANTS (cost of $15)                                             22
                                                                   --------
TOTAL INVESTMENTS - 94.0% (cost of $115,118)(s)                     118,479
                                                                   --------

SHORT-TERM OBLIGATIONS - 4.7%                                PAR
---------------------------------------------------------------------------
epurchase agreement with ABN Amro Chicago
Corp., dated 11/28/97, due 12/01/97 at 5.730%,
collateralized by U.S. Treasury notes and bills
with various maturities to 2000, market value
$6,072 (repurchase proceeds $5,943)                        $5,940     5,940
                                                                   --------
FORWARD CURRENCY CONTRACTS - 0.1% (t)                                   128
---------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES, NET - 1.2%                                1,464
---------------------------------------------------------------------------
NET ASSETS - 100%                                                  $126,011
                                                                   ========

NOTES TO INVESTMENT PORTFOLIO:
---------------------------------------------------------------------------
(a) This security has been purchased on a delayed delivery basis for settlement at a future date beyond the customary settlement time.
(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1997, the value of these securities amounted to $13,784 or 10.9% of net assets.
(c)  This is a Canadian security. Par amount is stated in U.S. dollars.
(d)  This is a British security. Par amount is stated in U.S. dollars.
(e)  Zero coupon bond.
(f) Each unit consists of a 10.750% bond and a 1.500% supplemental interest certificate.
(g) Currently zero coupon. Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.
(h) Each unit consists of one senior discount note and one warrant to purchase common stock.
(i)  This is a Mexican security. Par amount is stated in U.S. dollars.
(j)  This is a Russian security. Par amount is stated in Deutschemarks.
(k)  This is an Argentinean security. Par amount is stated in Deutschemarks.
(l) This is a Polish security. Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate. Par amount is stated in U.S. dollars.
(m)  This is a Polish security. Par amount is stated in U.S. dollars.
(n) These securities, or a portion thereof, with a total market value of $11,346 are being used to collateralize the forward currency contracts shown below.
(o) This security, or a portion thereof, with a total market value of $504 is being used to collateralize the delayed delivery purchase indicated in note
     (a) above.
(p)  Non-income producing.
(q) Represents fair value as determined in good faith under the direction of the Trustees.
(r)  Rounds to less than one.
(s)  Cost for federal income tax purposes is $115,718.
(t) As of November 30, 1997, the Fund had entered into the following forward currency contracts:
                                                               Net Unrealized
                                                                Appreciation
 Contracts          In Exchange       Settlement               (Depreciation)
 to Deliver             For              Date                      (U.S.$)
-------------      --------------     ----------               --------------
US$       740      A$       1,075      12/01/97                         ($9)
SK     11,300      US$      1,463      12/03/97                          26
US$     1,463      SK      11,300      12/03/97                         (58)
A$      7,630      US$      5,357      12/04/97                         161
UK      2,950      US$      4,978      12/17/97                          (1)
A$      1,109      US$        765      01/08/98                           9
                                                                   --------
                                                                   $    128
                                                                   ========


Summary of Securities by
Country/Currency        Currency                Value            % of Total
---------------------------------------------------------------------------
United States                                $ 87,114                  73.5
United Kingdom             UK                   9,917                   8.4
Australia                  A$                   5,854                   4.9
Denmark                    DK                   3,520                     3
Sweden                     SK                   2,832                   2.4
Poland                                          2,606                   2.2
Spain                      SP                   2,446                   2.1
Mexico                                          2,043                   1.7
Russia                                          1,160                     1
Argentina                                         741                   0.6
Canada                                            246                   0.2
                                             --------              --------
                                             $118,479                   100
                                             ========              ========

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

    Acronym               Name
    -------               ----
      PIK             Payment-In-Kind
      DM              Deutschemarks

                        STATEMENT OF ASSETS & LIABILITIES
                                NOVEMBER 30, 1997

  (in thousands except for per share amount)
  ASSETS
  Investments at value (cost $115,118)                              $ 118,479
  Short-term obligations                                                5,940
                                                                    ---------
                                                                      124,419

  Receivable for:
    Investments sold                                  $ 10,686
    Interest                                             2,240
  Unrealized appreciation on forward
    currency contracts                                     128
  Other                                                      4         13,058
                                                      --------      ---------
       Total Assets                                                   137,477



  LIABILITIES
  Payable for:
    Investments purchased                               10,537
    Distributions                                          881
  Accrued:
    Deferred Trustees fees                                   3
  Other                                                     45
                                                      --------
       Total Liabilities                                               11,466
                                                                    ---------

  NET ASSETS  at value for 11,009
    shares of beneficial interest outstanding                       $ 126,011
                                                                    =========

  Net asset value per share                                         $   11.45
                                                                    =========
  COMPOSITION OF NET ASSETS
  Capital paid in                                                   $ 122,282
  Overdistributed net investment income                                   (70)
  Accumulated net realized gain                                           305
  Net unrealized appreciation on:
     Investments                                                        3,361
     Foreign currency transactions                                        133
                                                                    ---------
                                                                    $ 126,011
                                                                    =========

  See notes to financial statements.

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED NOVEMBER 30, 1997

(in thousands)
INVESTMENT INCOME
Interest                                                               $ 11,129
Dividends                                                                   146
                                                                       --------
                                                                         11,275

EXPENSES
Management fee                                             $ 937
Transfer agent                                                51
Bookkeeping fee                                               35
Trustees fee                                                  16
Custodian fee                                                 33
Audit fee                                                     42
Legal fee                                                      4
Reports to shareholders                                       12
Other                                                         71          1,201
                                                          ------       --------

           Net Investment Income                                         10,074


NET REALIZED & UNREALIZED GAIN (LOSS)
  ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
Investments                                                  (41)
Foreign currency transactions                              2,070
                                                          ------
      Net Realized Gain                                                   2,029
Change in net unrealized appreciation
 (depreciation)
 during the period on:
Investments                                               (2,178)
Foreign currency transactions                                  5
                                                          ------
     Net Change in Unrealized Depreciation                               (2,173)
                                                                       --------
            Net Loss                                                       (144)
                                                                       --------
Increase in Net Assets from Operations                                 $  9,930
                                                                       ========

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS




(in thousands)                                         Year ended November 30
                                                      --------------------------
INCREASE IN NET ASSETS                                  1997           1996
Operations:
Net investment income                                  $  10,074      $  10,275
Net realized gain                                          2,029          2,367
Net unrealized appreciation (depreciation)                (2,173)         1,049
                                                       ---------      ---------
     Net Increase from Operations                          9,930         13,691
Distributions:
    From net investment income                           (10,754)       (10,953)
                                                       ---------      ---------
        Total Increase (Decrease)                           (824)         2,738
                                                       ---------      ---------

NET ASSETS
   Beginning of period                                   126,835        124,097
                                                       ---------      ---------
   End of period (net of overdistributed and
    including undistributed net investment income
    $70 and $656, respectively)                        $ 126,011      $ 126,835
                                                       =========      =========

NUMBER OF FUND SHARES
   Outstanding at end of period                           11,009         11,009
                                                       =========      =========

See notes to financial statements

                         NOTES TO FINANCIAL STATEMENTS

                                NOVEMBER 30, 1997

NOTE 1. ACCOUNTING POLICIES
-------------------------------------------------------------------------------
ORGANIZATION: Colonial InterMarket Income Trust I (the Fund), is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end, management investment company. The Fund's investment objective is to seek as high a level of current income and total return as is consistent with prudent risk, by diversifying investments primarily in U.S. and foreign government and lower-rated corporate debt securities. The Fund authorized an unlimited number of shares.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional- size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

The value of additional securities received as an interest payment is recorded as income and as the cost basis of such securities.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS: Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains and losses which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER: Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
-------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.75% annually of the Fund's average weekly net assets.

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $18,000 per year plus 0.0233% of the Fund's average net assets over $50 million.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3.  PORTFOLIO INFORMATION
-------------------------------------------------------------------------------
INVESTMENT ACTIVITY: During the year ended November 30, 1997, purchases and sales of investments, other than short-term obligations, were $182,263,016 and $185,503,809, respectively, of which $19,275,837 and $15,331,429 respectively, were U.S. government securities.

Unrealized appreciation (depreciation) at November 30, 1997, based on cost of investments for federal income tax purposes was approximately:

         Gross unrealized appreciation                     $ 3,995,000
         Gross unrealized depreciation                      (1,234,000)

                                                           -----------
                 Net unrealized appreciation               $ 2,761,000
                                                           ===========

OTHER: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

                              FINANCIAL HIGHLIGHTS

Selected per share data, total return, ratios and supplemental data throughout each period are as follows:

                                                 Year ended November 30
                                         ------------------------------------
                                            1997           1996         1995
Net asset value -
   Beginning of period                   $ 11.520       $ 11.270     $ 10.410
                                         --------       --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                       0.911          1.003        0.986
Net realized and
 unrealized gain (loss)                    (0.004)         0.242        0.822
                                         --------       --------     --------
   Total from Investment
      Operations                            0.907          1.245        1.808
                                         --------       --------     --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                 (0.977)        (0.995)      (0.948)
From net realized gains                      --             --           --
                                         --------       --------     --------
 Total Distributions
   Declared to Shareholders                (0.977)        (0.995)      (0.948)
                                         --------       --------     --------
Net asset value -
   End of period                         $ 11.450       $ 11.520     $ 11.270
                                         ========       ========     ========
Market price per share -
  End of period                          $ 10.940       $ 10.630     $ 10.750
                                         ========       ========     ========
Total return - based on
  net asset value (a)                       8.71%         11.94%       18.46%
                                         ========       ========     ========
Total return - based on
  market value (b)                         12.62%          8.30%       17.67%
                                         ========       ========     ========
RATIOS TO AVERAGE NET ASSETS
Expenses                                    0.96%(c)       0.95%(c)     0.97%(c)
Net investment income                       8.06%(c)       8.33%(c)     8.73%(c)
Portfolio turnover                           154%           117%          77%
Net assets at end
 of period (000)                        $ 126,011       $126,835     $124,097

(a)  Total return at net asset value assuming all distributions reinvested.
(b) Total return at market value assuming all distributions reinvested and excluding brokerage commissions.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

-----------------------------------------------------------------------------
State Tax Information for the year ended November 30, 1997 (unaudited)

An average of 19% of the Fund's investments as of the end of each quarter were in direct obligations of the U.S. Treasury.

Approximately 19% of the Fund's distributions (13% of gross income) was derived from interest on direct investments in U.S. Treasury bonds, notes, and bills.
-----------------------------------------------------------------------------

                          FINANCIAL HIGHLIGHTS - CONT.

                                                Year ended November 30
                                                -----------------------
                                                   1994          1993
Net asset value -
   Beginning of period                          $ 12.010       $ 11.220
                                                --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.980          1.093
Net realized and
 unrealized gain (loss)                           (1.271)         0.777
                                                --------       --------
   Total from Investment
      Operations                                  (0.291)         1.870
                                                --------       --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                        (0.970)        (1.080)
From net realized gains                           (0.339)          --
                                                --------       --------
 Total Distributions
   Declared to Shareholders                       (1.309)        (1.080)
                                                --------       --------
Net asset value -
   End of period                                $ 10.410       $ 12.010
                                                ========       ========
Market price per share -
   End of period                                $ 10.000       $ 11.880
                                                ========       ========
Total return - based on
  net asset value                                (2.67)%         17.19%
                                                ========       ========
Total return - based on
  market value (a)                               (5.42)%         16.87%
                                                ========       ========
RATIOS TO AVERAGE NET ASSETS
Expenses                                           0.98%          1.02%
Net investment income                              8.84%          9.27%
Portfolio turnover                                   99%           179%
Net assets at end
 of period (000)                                $114,568       $132,272

                        REPORT OF INDEPENDENT ACCOUNTANTS

T0 THE TRUSTEES AND SHAREHOLDERS OF COLONIAL INTERMARKET INCOME TRUST I

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial InterMarket Income Trust I at November 30, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at November 30, 1997 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Boston, Massachusetts
January 9, 1998

                           NOTICE TO SHAREHOLDERS OF
                      COLONIAL INTERMARKET INCOME TRUST I

At their meeting in August, 1997, the Trustees of your Trust amended the Trust's Dividend Reinvestment Plan to conform the Plan more closely to those of the other Colonial closed-end Funds.

The Amended Plan now provides that the Trust may issue new shares at the higher of net asset value or 95% of market value for reinvestment of dividends, rather than requiring the Plan Agent to purchase Trust shares in the open market. Under the former plan, the Plan Agent would reinvest dividends in shares purchased in the open market, at market price. If, when the Plan Agent was reinvesting dividends, the price of shares in the open market was at or above the Trust's net asset value, shareholders would have received fewer shares than if the Trust had issued new shares at the higher of net asset value or 95% of market value.

In the future, if shares of the Trust are trading in the open market at a discount to net asset value greater than 5% when the Plan Agent is reinvesting dividends, the Plan Agent will continue the current practice of buying shares at market price for dividend reinvestment.

The Trustees also amended the Plan so that when future changes are made to the Plan, shareholders will receive 30 (rather than 90) days' notice of the changes. The 30-day requirement is consistent with the notice requirement (adopted in 1989) of other Plans for shareholders in other Colonial closed-end Funds.

                           DIVIDEND REINVESTMENT PLAN

As a shareholder in the Fund you are eligible to participate in the Dividend Reinvestment Plan.

The Trust generally distributes net investment income and net short-term capital gains monthly and net long-term capital gains annually. Under the Trust's Dividend Reinvestment Plan (the "Plan") all distributions are reinvested automatically in additional shares of the Trust, unless the shareholder elects to receive cash or the shares are held in broker or nominee name and a reinvestment service is not provided by the broker or nominee. All cash distributions will be mailed by check directly to the record holder by the dividend paying agent.

If the market price of Fund shares on the distribution payment date is equal to or greater than the net asset value, Plan participants will be issued shares at the higher of net asset value or 95% of the market price. However, if the market price of shares is less than the net asset value, shares will be bought as soon as practicable (but no more than 30 days after the distribution, except as may be required to comply with federal securities laws) in the open market for the accounts of Plan participants. If, during this purchase period, the market price surpasses the net asset value, the average per share price paid may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the distribution had been in newly-issued shares. The aggregate market value of the shares may constitute taxable income to shareholders for federal income tax purposes.

All Plan accounts receive monthly written confirmations of all transactions. Shares purchased under the Plan ordinarily are held in uncertificated form, although each participant has the right to receive certificates for whole shares owned by the participant. Each shareholder's proxy includes shares purchased pursuant to the Plan. The automatic reinvestment of distributions does not relieve participants of any income tax payable on the distributions.

There is no charge to Plan participants for reinvesting distributions. Fees and expenses of the Plan other than brokerage charges are paid by the Trust. Participants bear a pro-rata share of brokerage charges incurred on open market purchases of shares issued under the Plan.

A shareholder may elect not to participate or terminate his or her participation in the Plan by written notice to the Plan administrator. Such notice must be received by the Plan administrator before the dividend record date in order to be effective with respect to that dividend. The Plan may be amended or terminated on 30 days' written notice to the Plan participants. Upon withdrawal by any participant or any termination of the Plan, certificates for whole shares will be issued and cash payments will be made for any fractional shares. All correspondence concerning the Plan should be directed to State Street Bank and Trust Company, the Trust's dividend disbursing agent and administrator of the Plan, at P.O. Box 8200, Boston, Massachusetts 02266-8200.

                    IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial InterMarket Income Trust I is:
State Street Bank and Trust Company
P.O. Box 8200
Boston, MA 02266-8200
1-800-426-5523

Colonial InterMarket Income Trust I mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial InterMarket Income Trust I.

                                    TRUSTEES

ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, C. S. First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation


                                                        CI-02/416E-1197 M (1/98)